SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 19, 2002


                       SECURITY CAPITAL GROUP INCORPORATED

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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


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       1-13355                                          36-3692698
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                 125 Lincoln Avenue, Santa Fe, New Mexico 87501
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              (Address of Principal Executive Offices) (Zip Code)


                                (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 19,  2002,  the  Board of  Directors  of  Security  Capital  Group
Incorporated ("Security Capital"), upon the recommendation of its Audit Committee, voted to replace Arthur Andersen LLP as its independent public accountants and engaged KPMG LLP as its independent public accountants. The change in independent public accountants was made in anticipation of the closing of the proposed merger between Security Capital and a subsidiary of General Electric Capital Corporation, which is expected to occur in May 2002.

     The reports of Arthur Andersen LLP on the financial statements of Security Capital for 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles.

     During 2000 and 2001 and through the date of this Form 8-K, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make a reference to the subject matter of the disagreements in connection with its report, and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.

     Security Capital provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen LLP's letter, dated April 22, 2002, stating its agreement with such statements.

     On April 19, 2002, Security Capital engaged KPMG LLP as its independent public accountants to audit Security Capital's financial statements. During 2000 and 2001 and through the date of this Form 8-K, Security Capital did not consult KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Security Capital financial statements, or any other matters or reportable items listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         C.1  Exhibits
         16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 22, 2002.

         99.1 Press Release dated April 19, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SECURITY CAPITAL GROUP INCORPORATED




                                      By:    /s/ Jeffrey A. Klopf
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                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary



Dated: April 22, 2002